Exhibit 21.1

Entity	Jurisdiction of Incorporation
13034 Excelsior Owner GP, LLC	Delaware
13034 Excelsior Owner, LP	Delaware
5201 Industry Owner GP, LLC	Delaware
5201 Industry Owner, LP	Delaware
Cortona Residences Owner, LLC	Delaware
9805 Willows Office, LLC	Delaware
Invesco REIT Operating Partnership LP	Delaware
Invesco REIT Securities LLC	Delaware
Invesco REIT TRS LLC	Delaware
San Simeon IR Member LLC	Delaware
San Simeon Holdings, LLC	Delaware
Vida IR Member LLC	Delaware
Vida MOB Portfolio Co-Invest LLC	Delaware
Vida MOB Portfolio Manager LLC	Delaware
Vida JV LLC	Delaware
South Loop Storage Owner, GP LLC	Delaware
South Loop Storage Owner, LP	Delaware
ITP Investor, LLC	Delaware
ITP TRS Investor, LLC	Delaware
ITP Investments, LLC	Delaware
PT Co-GP Funds, LLC	Delaware
PT Blaine SC Equity, LLC	Delaware
PT Blaine SC, LLC	Delaware
PT-USRIF Blaine, LLC	Delaware
Blaine Shopping Center, LLC	Delaware
PTOC OP, LLC	Delaware
PT Hoffman Estates Investors, LLC	Delaware
PT Hoffman Estates Equity, LLC	Delaware
PT Hoffman Estates, LLC	Delaware
HMC PT Poplar Creek, LLC	Delaware
HMC PT Poplar Creek Crossing, LLC	Delaware
HMC PT Prairie Stone Crossing, LLC	Delaware
PT Palm Valley Investors, LLC	Delaware
PT Palm Valley Equity, LLC	Delaware
PT Palm Valley, LLC	Delaware
G&I IX Pine Tree JV LLC	Delaware
G&I IX Palm Valley Pavilions, LLC	Delaware
G&I IX Kildeer, LLC	Delaware
PT Glendale Equity, LLC	Delaware

PT Glendale, LLC	Delaware
Glendale SC, LLC	Delaware
Salem North Self Storage Owner, LLC	Delaware
Salem South Self Storage Owner, LLC	Delaware
Salem West Self Storage Owner, LLC	Delaware
Midwest Industrial Investors, LLC	Delaware
Midway Industrial Manager, LLC	Delaware
Midway Industrial Member, LLC	Delaware
IA Investors, LP	Delaware
IA SH Member GP, LLC	Delaware
IA SH Member, LP	Delaware
3061 George Busbee Owner GP, LLC	Delaware
3061 George Busbee Owner, LP	Delaware
1000 East Apache Owner, LLC	Delaware
Cortlandt Crossing Owner, LLC	Delaware
Midwest Industrial Grove City Owner, LLC	Delaware
Midwest Industrial Agler Road Owner, LLC	Delaware
TCG Earth City LLC	Delaware
SE Shopping Center, LLC	Delaware
PT Sunset, LLC	Delaware